LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 19, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

QS BATTERYMARCH MANAGED VOLATILITY GLOBAL DIVIDEND FUND

EACH DATED FEBRUARY 1, 2014

Effective August 19, 2014, the sections of the Summary Prospectus and Prospectus titled “Management – Portfolio managers” are replaced with the following text:

Portfolio managers: Stephen A. Lanzendorf, CFA, and Joseph S. Giroux. Mr. Lanzendorf (Head of Active Equity Portfolio Management Strategy team) and Mr. Giroux (Portfolio Manager) have been portfolio managers of the fund since its inception.

Effective August 19, 2014, the section of the Prospectus titled “More on fund management – Portfolio managers” is replaced with the following text:

Portfolio managers

At QS Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Joseph S. Giroux have leadership responsibility for the day-to-day management of the fund. They are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objectives, guidelines and restrictions and QS Batterymarch’s current investment strategies. Messrs Lanzendorf and Giroux have been portfolio managers of the fund since its inception.

Mr. Lanzendorf, Head of Active Equity Portfolio Management Strategy team, has 30 years of investment experience. He joined QS Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Giroux, Portfolio Manager, has 20 years of experience in the investment industry. He joined QS Batterymarch in 2012. Mr. Giroux previously managed both U.S. and non-U.S. assets for several firms – Golden Capital Management, Wells Capital Management and Evergreen Investments – that were affiliated with or acquired by Wells Fargo. He was also a portfolio manager at TriPoint Asset Management and The Boston Company Asset Management. He has a B.S. from New England Institute of Technology and completed graduate coursework at Brown University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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Please retain this supplement for future reference.

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